SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                   FNB BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

      (1)  Title of each class of securities to which transaction applies: NA
      (2)  Aggregate number of securities to which transaction applies: NA
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
      (4)  Proposed maximum aggregate value of transaction:  NA
      (5)  Total fee paid:  NA

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:  NA
          (2)  Form, Schedule or Registration Statement No.:  NA
          (3)  Filing Party:  NA
          (4)  Date Filed:  NA

                                   FNB BANCORP
                               975 El Camino Real
                      South San Francisco, California 94080

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To be Held Wednesday, May 18, 2005
                                    7:30 P.M.

                               -------------------

                       TO THE SHAREHOLDERS OF FNB BANCORP:


            NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of FNB BANCORP, a California corporation (the "Company") will be held at the Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, on Wednesday, May 18, 2005, at 7:30 p.m., for the following purposes:

            1. To elect the nine (9) incumbent directors identified in the accompanying proxy statement;

            2. To ratify the appointment of Moss-Adams LLP as independent auditors of the Company to serve for the 2005 fiscal year; and

            3. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

            Section 7 of the Bylaws of the Company provides for the nomination of directors as follows:

            "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 25 days notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each nominee."

            Only those shareholders of record at the close of business on April 8, 2005, will be entitled to notice of and to vote at the Annual Meeting.

            As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the proxy card. If you vote by telephone or electronically through the Internet, there is no need to return the proxy card. Please refer to the attached proxy statement for a more complete description of the procedures for telephone and Internet voting.

            You are cordially invited to attend the Annual Meeting.


                                          By Order of the Board of Directors



                                                 Thomas C. McGraw
                                                   Secretary




South San Francisco, California
April 20, 2005



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, OR BY THE INTERNET, OR SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                          Mailed to shareholders
                                                      on or about April 20, 2004




                                   FNB BANCORP
                               975 El Camino Real
                      South San Francisco, California 94080
                            Telephone (650) 588-6800



                                 PROXY STATEMENT




                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is being furnished to the shareholders of FNB Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, at 7:30 p.m. on Wednesday, May 18, 2005. Only shareholders of record on April 8, 2005 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 2,590,508 shares of its no par value Common Stock (the "Common Stock").

         Shareholders may vote their shares by mail without attending the Annual Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Instructions for voting by mail are set forth on the enclosed proxy card. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by mail, by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

         Shareholders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Annual Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting in person at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors and "FOR" ratification of the appointment of Moss-Adams LLP as independent auditors of the Company to serve for the 2005 fiscal year, and at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the meeting).

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding Common Stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which will be borne by the Company.

                                  ANNUAL REPORT

         A copy of the Annual Report of the Company for the fiscal year ended December 31, 2004, including audited consolidated financial statements of the Company (the "Annual Report") is enclosed with this Proxy Statement. Additional copies of the Annual Report are available upon request to the Secretary of the Company, Thomas C. McGraw, at FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

         THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     WEBSITE

         The Company and First National Bank of Northern California maintain an Internet website at http://www.fnbnorcal.com. The Company's Annual Report on Form 10-K, as well as quarterly reports (on Form 10-Q), current reports (on Form 8-K) and other reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, may be accessed free of charge through such website.


                                 CODE OF ETHICS

         The Board of Directors has adopted a "code of ethics" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees. The code of ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and a copy of the code of ethics may be obtained through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission (see above, under the heading "Website").

                             PRINCIPAL SHAREHOLDERS

         As of April 18, 2005, no person known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as indicated in the chart below:


================================================================================
                                       Amount and Nature of        Percentage of
       Name and Address                Beneficial Ownership         Ownership(1)
--------------------------------------------------------------------------------
The Ricco Lagomarsino Trust                  255,389                    9.86
26 Hillcrest Drive
Daly City, CA 94014
--------------------------------------------------------------------------------
Thomas G. Atwood                               (2)                     10.05
c/o Cypress Abbey Company                    260,401
P.O. Box 516
Colma, CA 94014
--------------------------------------------------------------------------------
The Bank Funds, LLC                          171,874                    6.63
208 South LaSalle Street,
Suite 1680
Chicago, IL 60604
--------------------------------------------------------------------------------
Cede & Co.(3)                              1,095,480                   42.29
Box 20, Bowling Green Station
New York, NY 10004
================================================================================

(1)      Based upon 2,590,508 shares outstanding.

(2) Includes 211,066 shares owned by Cypress Abbey Company, a corporation in which Mr. Atwood is the principal shareholder.

(3) Cede & Co. is the nominee of The Depository Trust Company of New York, New York, and acts as the record owner of securities held in "street name" for a number of brokerage firms and other financial institutions.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting, and upon his instructions the tellers of votes may disregard all votes cast for such nominee(s).

         The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than nine shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. The current number of directors has been fixed by resolution of the Board of Directors at nine (9). The directors to be elected at the Annual Meeting shall hold office for one year and until their successors are elected and have qualified. The nine (9) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast "FOR" a nominee will be counted in determining whether that nominee has been elected as a director.

         All proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, unless authority to vote for the election of any director or directors is withheld by the shareholder on the proxy card. All of the nominees are incumbent Directors. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and executive officers of FNB Bancorp and its subsidiary, First National Bank of Northern California, a national banking association (herein called the "Bank" or "First National Bank"), as a group. There is no family relationship between any of the directors and/or executive officers, except that Edward J. Watson is related by marriage to Anthony J. Clifford. The Company has only one class of shares outstanding, Common Stock.

=================================================================================================================
                                                                                 Shares Beneficially Owned
                                                                                  as of April 11, 2004 (1)
Nominee                    Age      Positions Held              Director
                                    With the Bank                Since                                   % of
                                    and Company                               Sole (2)    Shared (3)     Total
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Michael R. Wyman            68      Chairman of the Board,      1978 for                                  (4)
                                    Director                     Bank;         3,607        25,571       1.13
                                                                2001for
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Thomas C. McGraw            53      Chief Executive             1989 for                                  (5)
                                    Officer, Secretary,          Bank;         2,236       128,215       5.03
                                    Director                    2001 for
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Neil J. Vannucci            68      Director                    1989 for                                  (6)
                                                                 Bank;         2,175        52,840       2.12
                                                                2001 for
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Edward J. Watson            57      Director                    1996 for                                  (7)
                                                                 Bank;         3,168         2.026        .20
                                                                2001 for
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Daniel J. Modena            71      Director                    1996 for                                  (8)
                                                                 Bank;         3,168            --        .12
                                                                2001 for
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Lisa Angelot                47      Director                    1999 for                                  (9)
                                                                 Bank;         12,771           --        .49
                                                                2001 for
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Jim D. Black                48      President, Director         2002 for                                  (10)
                                                                Bank and        9,376          434        .38
                                                                Company
-----------------------------------------------------------------------------------------------------------------
Anthony J. Clifford         42      Executive Vice              2002 for                                  (11)
                                    President and Chief         Bank and        9,097           --        .35
                                    Operating Officer,          Company
                                    Director
-----------------------------------------------------------------------------------------------------------------
R. Albert Roensch           66      Director                    2003 for
                                                                Bank and         551            --        .02
                                                                Company

-----------------------------------------------------------------------------------------------------------------
All directors and executive officers (11 persons) as a group                                              (12)
                                                                              54,004       209,706      10.06
=================================================================================================================

(1) This table is based upon information supplied by directors, executive officers and principal shareholders. Percentages are based upon 2,590,508 shares outstanding.

(2) The named persons exercise sole voting and investment power with respect to shares listed in this column.

(3) The named persons share voting and investment power with respect to shares listed in this column.

(4) Includes 25,571 shares held by the Wyman Family Trust for which Mr. Wyman serves as co-trustee. Includes 961 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 6,564 shares held in the Bank's Deferred Compensation Trust.

(5) Includes 116,296 shares held by the Thomas C. and Virginia K. McGraw Family Trust for which Mr. McGraw serves as co-trustee. Includes 983 shares of presently exercisable stock options under the Company's Stock Option Plan and 961 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(6) Includes 52,830 shares held by the Vannucci Family Trust for which Mr. Vanucci serves as co-trustee and 983 shares of presently exercisable stock options under the Company's Stock Option Plan and 961 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(7) Includes 983 shares of presently exercisable stock options under the Company's Stock Option Plan and 961 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(8) Includes 983 shares of presently exercisable stock options under the Company's Stock Option Plan and 961 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(9) Includes 1,338 shares held by Ms. Angelot as Custodian for Eric Angelot and 319 shares held by Ms. Angelot as Custodian for Katherine Brandenberger. A total of 255,389 shares are held by The Ricco Lagomarsino Trust for which Ms. Angelot serves as one of the co-trustees. Ms. Angelot disclaims beneficial ownership of such shares. Includes 772 shares of presently exercisable stock options under the Company's Stock Option Plan and 590 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(10) Includes 3,007 presently exercisable stock options under the Company's Stock Option Plan, and 2,381 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.. Includes 217 shares held in trust for Greg Black and includes 217 shares held in trust for Janelle Black. Excludes 2,958 shares held in the Bank's Deferred Compensation Trust.

(11) Includes 6,420 presently exercisable stock options under the Company's Stock Option Plan, and 2,381 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 2,463 shares held in the Bank's Deferred Compensation Trust.

(12) Includes 341 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(13) Includes a total of 19,433 shares of presently exercisable stock options under the Company's Stock Option Plan and 12,687 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 15,985 shares held by the Bank's Deferred Compensation Trust for the accounts of Messrs. Wyman, Black, Clifford and Ramsey. See "Deferred Compensation Plan" herein.

---------------------

         The following table sets forth certain information as of the Record Date with respect to each Director of the Company and the Bank, each person nominated for election as a Director, and each executive officer named in the Executive Compensation table elsewhere herein, as well as for all other executive officers of the Company and the Bank.

Michael R. Wyman          Chairman of the Board of Directors of the Company
                          since 2001. Chairman of the Board of Directors of First National Bank since 1999 and Director of First
                          National Bank since 1983. Retired as Chief Executive
                          Officer of the Company and First National Bank effective March 31, 2002. Previously, Chief Executive
                          Officer of First National Bank since 1983 and
                          President of First National Bank from 1983 to 1996.

Thomas C. McGraw          Director and Secretary of the Company since 2001.
                          Chief Executive Officer of the Company and First
                          National Bank since April 1, 2002. Director and
                          Secretary of First National Bank since 1989, and
                          President and Chief Operating Officer of First
                          National Bank from October 2001 until April 1, 2003.
                          Formerly, self-employed communications consultant in
                          San Mateo and Marin Counties, since 1987.

Neil J. Vannucci          Director of the Company since 2001. Director of First
                          National Bank since 1989. Director of U.S. Concrete since 1999. President of Bay Cities Building Materials from 1995 to 1999.

Edward J. Watson          Director of the Company since 2001. Director of First
                          National Bank since 1996. Certified Public Accountant.
                          Attorney and partner in the law firm of Watson &
                          Lanctot LLP, formerly known as Dreher, Garfinkle &
                          Watson.

Daniel J. Modena          Director of the Company since 2001. Director of First
                          National Bank since 1996. Attorney and partner in the law firm of Modena & Royce in South San Francisco since 1961.

Lisa Angelot              Director of the Company since 2001. Director of First
                          National Bank since 1999. Property manager for the Lagomarsino Properties in Daly City since 1992. Her grandfather was Ricco Lagomarsino, Founding Director and Chairman of First National Bank.

Jim D. Black              Director of the Company and First National Bank since
                          March 2002. President of the Company and First
                          National Bank since April 1, 2002. Formerly, Senior
                          Vice President and Senior Lending Officer of First
                          National Bank and an employee since 1981.

Anthony J. Clifford       Director of the Company and First National Bank since
                          March 2002. Executive Vice President and Chief
                          Operating Officer of the Company and First National
                          Bank since April 1, 2002. Formerly, Vice President and
                          Branch Administrator of First National Bank since
                          1995; Vice President and Branch Manager of First
                          National Bank since 1990; and Assistant Vice President and Branch Manager of First National Bank since 1983.

R. Albert Roensch         Director of the Company and First National Bank since
                          December 19, 2003. Formerly, President and Chief
                          Executive Officer of America California Bank (1999 to
                          2003). Founding President and Chief Executive Officer and Chairman of Pacific Coast Bankers' Bank (1995 to
                          1999). Mr. Roensch has more than forty years of commercial banking experience.

James B. Ramsey           Senior Vice President and Chief Financial Officer of
                          the Company since 2001. Senior Vice President, Chief
                          Financial Officer and Cashier of First National Bank since 1997. Formerly, Vice President/Controller of
                          Mid-Peninsula Bank in Palo Alto since 1994, Senior
                          Vice President and Chief Financial Officer of Codding
                          Bank in Rohnert Park, California since 1989, and
                          Executive Vice-President and Chief Financial Officer of Pajaro Valley Bank since 1982.

Charles R. Key            Senior Vice President and Director of Information
                          Systems of First National Bank and an employee since
                          1970.


         None of the directors of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended.

         Committees of the Board of Directors

         The Company has an Audit Committee and a Compensation Committee. In addition, the entire Board of Directors of the Company functions as the Nominating Committee. The current members of the Company's Audit Committee are Edward J. Watson, Neil J. Vannucci and R. Albert Roensch. The current members of the Company's Compensation Committee are Lisa Angelot, Neil J. Vannucci and Edward J. Watson.

         The members of the Audit Committee select and oversee the Company's independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization, reporting and controls. Each member of the Audit Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Edward J. Watson and R. Albert Roensch have each been designated by the Board of Directors as an "audit committee financial expert" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Reference should be made to the Audit Committee Report set forth below in this Proxy Statement for additional information regarding the functions of the Audit Committee.

         The members of the Company's Audit Committee met five (5) times during 2004 and the members of the Company's Compensation Committee met once during 2004. During 2004, the Company's Board of Directors held twelve (14) regularly scheduled meetings and two (7) "executive sessions" which only the non-employee directors attended, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. All incumbent directors of the Company attended at least seventy-five percent (75%) of the meetings of the board of directors and the committees of which they were members during 2004.

         A majority of the members of the Company's Board of Directors, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080.

         The Company encourages the members of its Board of Directors to attend the Company's annual meeting of shareholders each year. A majority of the directors attended the Company's Annual Meeting of shareholders held in 2004.

         In performing the functions of a nominating committee, the Board of Directors has responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and First National Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission or such federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

         First National Bank has an Audit Committee, a Loan and Discount Committee (which functions as an executive committee of the Board of Directors) and a Compensation Committee.

         First National Bank does not have a nominating committee, but the Loan and Discount Committee functions as the Bank's nominating committee, as necessary. Since March 15, 2002, the Company has been the sole shareholder of the Bank.

         The current members of the Bank's Audit Committee are Edward J. Watson, Neil J. Vannucci and R. Albert Roensch. The principal functions of the Audit Committee are (1) to examine and review both internal audit controls and regulatory audit reports and to meet with the First National Bank auditors concerning audit procedures and controls and (2) to monitor the First National Bank investments.

         The current members of the Bank's Loan and Discount committee are Michael R. Wyman, Thomas C. McGraw, Daniel J. Modena and Lisa Angelot. The principal functions of the Loan and Discount Committee are to oversee loans and investments and the routine operations of First National Bank by delegation from the board of directors and to advise and report to the full board regarding such matters.

         The members of the Bank's Compensation Committee are Lisa Angelot, Neil
J. Vannucci and Edward J. Watson. The Compensation Committee investigates and advises the board of directors as to employee benefit arrangements and conducts executive searches whenever First National Bank proposes to hire executive personnel. The Compensation Committee also reports to the board of directors with regard to executive compensation, including bonus compensation.

         The board of directors of First National Bank met a total of twelve
(12) times during 2004. During this same period, the Loan and Discount Committee met nineteen (19) times, the Audit Committee met five (5) times and the Compensation Committee met once. All incumbent directors of the Bank attended at least seventy-five percent (75%) of the meetings of the board of directors and the committees of which they were members during 2004.

         Compensation of Directors

         No fees or other compensation has been paid to the non-officer directors of the Company since incorporation of the Company on February 28, 2001. The Company became the holding company for First National Bank, effective March 15, 2002. No separate fees were paid to the directors of the Company during 2004 for their attendance at meetings of the board of directors or for their attendance at meetings of the committees of the board of directors.

         Each non-officer director of First National Bank was paid $30,000 in fees for attending meetings of the board of directors during 2004. The aggregate amount of such fees paid by First National Bank in 2004 was $180,000. No fees were paid to the directors during 2004 for their attendance at meetings of the committees of the board of directors of the Bank. During 2004, each non-officer director of First National Bank was granted a non-statutory option for 325 shares of common stock pursuant to the FNB Bancorp 2002 Stock Option Plan.



                       Board Compensation Committee Report

         Set forth below is the Report of the members of the Compensation Committee of the Board of Directors of the Company and the Bank:

         The Company was formed in 2001 to become the holding company of First National Bank. After approval by the shareholders of the Bank, the holding company reorganization became effective on March 15, 2002. No separate compensation was paid to the executive officers of the Company since 2002. The compensation paid by First National Bank to its executive officers during 2004 included payment for all services rendered by such officers to the Company during 2004, including their attendance at meetings of the board of directors and their attendance at meetings of committees of the board of directors of the Company.

         The compensation of the executive officers of First National Bank is reviewed and approved annually by the board of directors based on the recommendations by the Compensation Committee. During 2004, Lisa Angelot, Neil
J. Vanucci and Edward J. Watson served as members of the Bank's Compensation Committee. Each such member of the Compensation Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The executive officers of First National Bank during 2004 were: Thomas C. McGraw, Chief Executive Officer and Secretary; Jim D. Black, President; Anthony J. Clifford, Executive Vice President and Chief Operating Officer; James B. Ramsey, Senior Vice President and Chief Financial Officer; and Charles R. Key, Senior Vice President and Director of Information Systems.

         The Compensation Committee's philosophy is that compensation should be designed to reflect the value created for shareholders while supporting First National Bank's strategic goals. The Compensation Committee reviews the compensation of the executive officers annually to insure that First National Bank's compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Other than as described herein, there are no other employment contracts between First National Bank and any officer of First National Bank. Annual compensation for First National Bank's executive officers includes the components described below.

         Base salary is related to the individual executive officer's level of responsibility and comparison with comparable employers in the industry. The board of directors reviews and sets base salaries annually, taking into consideration the recommendations of the Chief Executive Officer (for executive officers other than the Chief Executive Officer). In conducting its review of salaries, the board of directors takes into consideration the overall performance of First National Bank.

         The board of directors determines the base salary for the Chief Executive Officer by (a) examining the financial performance of First National Bank against its present goals; (b) examining the financial performance of First National Bank as compared to the banking industry generally; (c) evaluating the overall performance of the Chief Executive Officer; and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the market area of First National Bank.

         The compensation paid to Messrs. McGraw, Black, Clifford, Ramsey and Key during 2003 is set forth in the table of "Executive Compensation" below. On December 17, 2004, effective as of January 1, 2004, the board of directors approved the following base salaries: Mr. McGraw's salary was increased to $212,000; Mr. Black's salary was increased to $200,000; Mr. Clifford's salary was increased to $176,400; Mr. Ramsey's salary was increased to $164,000; and Mr. Key's salary was increased to $147,000.

         First National Bank does not have a formal bonus plan. The board of directors, at its discretion, awarded bonuses to its executive officers during 2004, including bonuses to Messrs. Black, Clifford, Ramsey and Key (which are set forth in the table of "Executive Compensation" below). Bonus compensation is based on the return on beginning shareholder equity for each year and individual performance criteria are established by the Compensation Committee for each executive officer.

         The entire board of directors can, at its discretion, grant stock options to key officers of the Company and First National Bank who are primarily responsible for the growth and management of its business. As of December 31, 2004, a total of 253,411 shares were reserved for options previously granted and currently outstanding under the FNB Bancorp Stock Option Plan (successor as of March 15, 2002, to the First National Bank of Northern California 1997 Stock Option Plan) and the FNB Bancorp 2002 Stock Option Plan, including options for an aggregate of 79,330 shares of common stock (as adjusted for stock dividends paid in 1999, 2000, 2001, 2002, 2003 and 2004) which have been granted to Messrs. McGraw, Black, Clifford, Ramsey and Key. A summary of the stock options granted to such officers during 2004, including the exercise prices, is set forth below in the table of "Option/SAR Grants In Last Fiscal Year." The exercise price of an incentive stock option is set at the fair market value of the shares on the date of grant. All options granted and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date.

                    Submitted by the Compensation Committee:

                                  Lisa Angelot
                                Neil J. Vannucci
                                Edward J. Watson

                      Equity Compensation Plan Information

         The chart below lists information regarding common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the FNB Bancorp Stock Option Plan and the FNB Bancorp 2002 Stock Option Plan. The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of the Company's common stock.

---------------------------------------------------------------------------------------------------------------
        Plan Category           Number of securities        Weighted-average           Number of securities
                                to be issued upon           exercise price of          remaining available
                                exercise of                 outstanding options,       for future issuance
                                outstanding options,        warrants and rights        under equity
                                warrants and rights                                    compensation plans
                                                                                       (excluding securities
                                                                                       reflected in column (a))
                                         (a)                         (b)                        (c)
---------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by                      181,996                     $23.97                     150,382
security holders
---------------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved by                    -0-                         -0-                        -0-
security holders
---------------------------------------------------------------------------------------------------------------
            Total                      181,996                     $23.97                     150,382
---------------------------------------------------------------------------------------------------------------

                             Executive Compensation


         Set forth below is the compensation of the Chief Executive Officer of the Company and the Bank and the other most highly compensated officers (whose total annual salary and bonus exceeds $100,000) for services in all capacities to the Company and the Bank during the three years ended December 31, 2004.

=========================================================================================================

                                        Annual Compensation
---------------------------------------------------------------------------------------------------------

         Name and Position             Year           Salary           Bonus (1)           All Other
                                                                                       Compensation(2)(3)
---------------------------------------------------------------------------------------------------------
Thomas C. McGraw,                      2002           177,681           $    --              $    --
Chief Executive Officer,               2003           205,538            20,000               13,001
Secretary                              2004           205,538            33,000               16,837
---------------------------------------------------------------------------------------------------------
Jim D. Black,                          2002          $168,592           $35,200              $14,203
President                              2003           183,750            24,640               12,847
                                       2004           193,537            30,000               16,666
---------------------------------------------------------------------------------------------------------
Anthony J. Clifford,                   2002          $152,916           $34,000              $12,882
Executive Vice President,              2003           168,000            23,800               11,746
Chief Operating Officer                2004           170,400            29,000               15,191
---------------------------------------------------------------------------------------------------------
James B. Ramsey,                       2002          $144,240           $32,000              $12,151
Senior Vice President,                 2003           151,641            22,500               10,602
Chief Financial Officer                2004           159,223            26,000               13,711
---------------------------------------------------------------------------------------------------------
Charles R. Key,                        2002          $128,760           $24,000              $11,098
Senior Vice President,                 2003           135,360            18,000                9,463
Director, Information Systems          2004           142,128            22,500               12,239
=========================================================================================================

(1) Bonuses are indicated for the years upon which they are based, and are payable in the same year.
(2) Each of Messrs. McGraw, Black and Clifford is provided with the use of a Company-owned automobile. No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10 percent of each such officer's total annual salary and bonus during 2002, 2003 or 2004.
(3) Amounts shown represent contributions to The First National Bank Profit Sharing and 401(k) Plan for the accounts of the named officers.

         The following table sets forth certain information concerning the granting of options under the FNB Bancorp 2002 Stock Option Plan during the year ended December 31, 2004 (adjusted for the 2004 stock dividend).

                                           Option/SAR Grants In Last Fiscal Year

-------------------------------------------------------------------------------------------------------------------

                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                     Individual Grants                                        Annual Rates of Stock
                                                                                               Price Appreciation
                                                                                              for Option Term (3)
-------------------------------------------------------------------------------------------------------------------
                               Number of        Percentage of
                               Securities           Total
                               Underlying       Options/SARs
                              Option/SARs        Granted to       Exercise or
                                Granted         Employees in      Base Price    Expiration
           Name                 (#) (1)          Fiscal Year      ($Sh) (2)        Date          5%         10%
-------------------------------------------------------------------------------------------------------------------
Thomas C. McGraw                   341               0.8%            30.95       5/27/2014      6,639      15,578
-------------------------------------------------------------------------------------------------------------------
Jim D. Black                     4,988              12.1%            30.95       5/27/2014     97,107     227,868
-------------------------------------------------------------------------------------------------------------------
Anthony J. Clifford              4,988              12.1%            30.95       5/27/2014     97,107     227,868
-------------------------------------------------------------------------------------------------------------------
James B. Ramsey                  3,413               8.2%            30.95       5/27/2014     66,445     155,917
-------------------------------------------------------------------------------------------------------------------
Charles R. Key                   2,625               6.3%            30.95       5/27/2014     51,104     119,919
-------------------------------------------------------------------------------------------------------------------

(1) Options granted under the FNB Bancorp 2002 Stock Option Plan were either incentive options or nonstatutory options and become exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten (10) years from the date of grant. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Company's common stock on the date of grant. Options granted under the FNB Bancorp 2002 Stock Option Plan are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends, and upon a change in control of the Company, all outstanding options will become fully vested and exercisable.

(2) The exercise price was determined based upon the average of the bid and asked price of the Company's common stock on the grant date.

(3) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of the stock appreciates from the date of grant over the 10 year option term at the annualized rates of 5% and 10%, respectively.

         The following table sets forth the number of shares of the Company's Common Stock acquired by each of the named executive officers upon the exercise of stock options during the fiscal year 2004, if any, the net value realized upon exercise, the number of shares of the Company's common stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2004, the value of such options based on the average of the bid and asked price of the Company's common stock, and certain information concerning unexercised options under the Company's stock option plans.

                              Aggregated Option/SAR Exercises In Last Fiscal Year And
                                             FY-End Option/SAR Values
----------------------------------------------------------------------------------------------------------------
                                                            Number of Securities                Value of
                                                                 Underlying                    Unexercised
                                  Shares                         Unexercised                  in-the-Money
                                Acquired                       Options/SARs at                Options/SARs
                                   on          Value         Fiscal Year-End (#)         at Fiscal Year- End ($)
                                Exercise     Realized           Exercisable/                  Exercisable/
            Name                   (#)          ($)             Unexercisable               Unexercisable (1)
----------------------------------------------------------------------------------------------------------------
Thomas C. McGraw                     --           --             1,944       --              22,474         --
----------------------------------------------------------------------------------------------------------------
Jim D. Black                      3,514       47,631             5,388   12,508              67,413    113,191
----------------------------------------------------------------------------------------------------------------
Anthony J. Clifford                  --           --             8,801   12,508             117,561    113,191
----------------------------------------------------------------------------------------------------------------
James B. Ramsey                   1,300       18,533             7,120    9,264              93,373     86,852
----------------------------------------------------------------------------------------------------------------
Charles R. Key                       --           --             8,267    8,476             111,269     83,715
----------------------------------------------------------------------------------------------------------------

     (1) The aggregate value has been determined based upon the average of the bid and asked price for the Company's common stock at year-end, minus the exercise price.


Employment Contracts and Termination of Employment and Change in Control Arrangements

         Employment Contracts. There are no employment contracts between the Company or First National Bank and the executive officers named in the tables above, other than the Salary Continuation Agreements, the Management Continuity Agreements, the Deferred Compensation Plan and the Company's stock option plans, as described below. Effective March 15, 2002, the Company assumed all of the Bank's rights and obligations under the Bank's 1997 Stock Option Plan (re-named the FNB Bancorp Stock Option Plan). All other employee benefit plans of the Bank, existing on that date, are to be continued, modified or assumed by the Company as determined by mutual agreement of the Bank and the Company, in accordance with applicable laws, regulations and tax rules.

         Salary Continuation Agreements. First National Bank has entered into Salary Continuation Agreements (the "Agreements") with Michael R. Wyman (current Chairman of the Board of Directors and former Chief Executive Officer--in 1996),

James B. Ramsey (Senior Vice President and Chief Financial Officer--in 1998, amended in 2004), Jim D. Black (President--in 2004) and Anthony J. Clifford (Executive Vice President and Chief Operating Officer--in 2004). The Agreements provide for annual benefits to be paid to Mr. Wyman or his designated beneficiary of up to $60,000 per year over a period of 15 years; annual benefits to be paid to Mr. Ramsey or his designated beneficiary of up to $70,000 per year over a period of 20 years; annual benefits to be paid to Mr. Black or his designated beneficiary of up to $122,600 per year over a period of 20 years; and annual benefits to be paid to Mr. Clifford or his designated beneficiary of up to $140,700 per year over a period of 20 years. Such benefits were effective for Mr. Wyman upon his attaining 66 years of age, and will be effective for each of Messrs. Ramsey, Black and Clifford upon (i) attainment of age 65, or upon his death or disability prior to such time if he is actively employed by First National Bank at the time; (ii) termination of his employment by First National Bank without "cause" (as defined in the Agreements); and (iii) termination or constructive termination of his employment by First National Bank after the occurrence of a "change of control" of First National Bank (as defined in the Agreements). First National Bank has purchased life insurance policies on the life of Messrs. Wyman (in 1996), Ramsey (in 2004, in addition to the 1998 policy), Black (in 2004) and Clifford (in 2004). First National Bank is the sole owner and beneficiary or co-beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Messrs. Wyman, Ramsey, Black and Clifford. First National Bank has entered into Split- Dollar Agreements with Messrs. Ramsey, Black and Clifford, each of which designates the Bank as beneficiary of the insurance policies after the interest of Messrs. Ramsey, Black and Clifford have been paid to their respective designated beneficiaries. The cash surrender value of each insurance policy, which is expected to increase over the term of the policy, is included among the "other assets" on the consolidated balance sheet of FNB Bancorp.

         Management Continuity Agreements. On July 20, 2000, First National Bank entered into Management Continuity Agreements with Jim D. Black, Charles R. Key and Anthony J. Clifford. Each Agreement provides for the payment of a severance benefit to the officer upon termination of employment after a "change in control" of First National Bank (as defined in the Agreements). The purpose of the Agreements is to maintain sound and vital management of First National Bank, thereby protecting its best interests, in the event of a proposed change in control of First National Bank. The amount of the benefit payable under each Agreement is two times the "base annual salary" of the relevant officer for the twelve month period immediately preceding a "change in control." In addition, if any payment of the benefit constitutes an "excess parachute payment" that is subject to an excise tax imposed by the Internal Revenue Code of 1986, as amended, First National Bank will increase the amounts payable to the extent necessary to place the officer in the same after-tax position that would have existed had no excise tax been imposed. First National Bank can elect to pay benefits in a lump sum payment or in monthly installments over a period not exceeding two years following the date of termination of employment. Each Management Continuity Agreement continues for two years from July 20, 2000, and is subject to automatic one year renewals thereafter, unless First National Bank gives written notice of non-renewal.

         Deferred Compensation Plan. First National Bank has established a Deferred Compensation Plan. Participation in the Plan is open to all officers of First National Bank with the title Vice President or higher. The Deferred Compensation Plan consists of a Deferred Compensation Trust, dated November 1, 1997, with The Mechanics Bank serving as Trustee, and individual Deferred Compensation Agreements between First National Bank and each of the participating officers. The funds contributed to the Plan are those of the individual participant, and represent income earned and/or bonuses granted as an employee of First National Bank. No funds of First National Bank may be contributed to the Plan. Under the Plan, a participant may elect to defer the receipt of a portion of his or her cash salary and/or bonus. First National Bank maintains a record of the deferred compensation for each participant, and at the time of distribution, is obligated to effect the distribution as well as collection of any and all taxes due at such time. Each participant may elect whether he or she will receive distribution of his or her entire account, subject to applicable tax withholding requirements, upon reaching a specified age, or upon passage of at least five years or upon termination of employment. In order to discharge its obligations in respect of such deferred compensation, First National Bank makes contributions of the deferred compensation specified by the participants to the Deferred Compensation Trust, which are then invested in accordance with the instructions of the participants. The principal and any earnings in the Trust are held separate and apart from other funds of First National Bank and are used for the discharge of First National Bank's obligations to the participants. As of April 7, 2005, the Deferred Compensation Trust held an aggregate of 15,985 shares of Common Stock for the accounts of Messrs. McGraw, Black, Clifford, Ramsey and Key, representing approximately 0.35% of the total shares outstanding on such date (consisting of 2,598 shares for Jim D. Black; 2,463 shares for Anthony J. Clifford; 4,000 shares for James
B. Ramsey; and no shares for Thomas C. McGraw and Charles R. Key.

         FNB Bancorp Stock Option Plan. The board of directors of the Bank adopted the First National Bank of Northern California 1997 Stock Option Plan (the "Bank Stock Option Plan"), which was approved by the shareholders of First National Bank at the 1997 Annual Meeting, held on October 15, 1997. Pursuant to the holding company reorganization which became effective March 15, 2002, the Bank Stock Option Plan became the FNB Bancorp Stock Option Plan. As of December 31, 2004, a total of 181,996 shares were reserved for options previously granted and outstanding under the FNB Bancorp Stock Option Plan, including options for an aggregate of 33,083 shares of Common Stock (as adjusted for stock dividends paid in 1999, 2000, 2001, 2002, 2003 and 2004) which have been granted to the five officers of the Company identified in the table of "Executive Compensation" above. Also, see "Board Compensation Committee Report" above. All such options granted and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date. Directors Angelot, Modena, Vannucci, Watson and Wyman have been granted non-statutory stock options for an aggregate of 3,721 shares of Common Stock (as adjusted for stock dividends paid in 1999, 2000, 2001, 2002, 2003 and 2004) which were fully vested on the dates of grant and are exercisable (at a price of $20.89 per share for options granted in 1999; at a price of $19.69 per share for options granted in 2000; and at a price of $20.61 per share for options granted in 2001) over a period of 10 years from the grant dates. No options have been granted under the FNB Bancorp Stock Option Plan since March 15, 2002, and no further options are expected to be granted under the FNB Bancorp Stock Option Plan, except that if any outstanding option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to the option shall, unless the FNB Bancorp Stock Option Plan shall have been terminated, become available for future grants under the FNB Bancorp Stock Option Plan. Upon consummation of any plan of reorganization, merger or consolidation of the Company with one or more other banks or corporations as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another bank or corporation, then all outstanding unexercised options shall become immediately exercisable in accordance with the terms of the FNB Bancorp Stock Option Plan and the Plan shall terminate.

         FNB Bancorp 2002 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2002 Stock Option Plan (the "2002 Plan") on June 28, 2002, which was approved by the shareholders at the 2003 Annual Meeting, held on May 14, 2003. A total of 200,000 shares of Common Stock were reserved for issuance pursuant to the 2002 Plan (after giving effect to the Company's 2002 stock dividend). The 2002 Plan provides for the grant of incentive stock options ("Incentive Options") and nonstatutory stock options ("Nonstatutory Options"). The terms and provisions of the Plan are substantially the same as the FNB Bancorp Stock Option Plan.

         As of December 31, 2004, a total of 220,500 shares of Common Stock were reserved for issuance pursuant to the 2002 Plan, including 110,500 shares for options granted and outstanding under the 2002 Plan as of that date (all as adjusted for the Company's 2004 stock dividend). Options for an aggregate of 46,247 shares of Common Stock (adjusted for the stock dividend paid in 2002, 2003 and 2004) have been granted to the five officers of the Company identified in the table of "Executive Compensation" above pursuant to the 2002 Plan. Also, see "Board Compensation Committee Report" above. All such options granted and currently outstanding under the 2002 Plan are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from the date of grant and are exercisable for a period of 10 years from the grant date. Non-employee directors Angelot, Modena, Vannucci, Watson and Wyman have been granted non-statutory stock options for an aggregate of 5,146 shares of Common Stock (adjusted for the stock dividend paid in 2002, 2003 and 2004) which were fully vested on the dates of grant and are exercisable (at a price of $23.76 per share for options granted in 2002, at a price of $22.68for options granted in 2003 and at a price of $30..95 per share for options granted in 2004) over a period of 10 years from the grant dates.

         Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2002 Plan will become exercisable in full for such period as is determined by the Board of Directors of the Company or a Stock Option Committee appointed by the Board (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, such outstanding options will terminate.

         Profit Sharing Plan

         On August 26, 1969, the Bank established The First National Bank Profit Sharing and 401(k) Plan (the "Plan") under provisions which allow the Bank to make a contribution on behalf of each eligible employee. Each year, the Board of Directors of the Bank decides whether to make a profit sharing contribution to the Plan, and the amount of that contribution. The profit sharing contribution to the Plan for 2004 was $480,000. Each participant in the Plan who is employed on the last day of the Plan year receives a share of that contribution based on the amount of his or her compensation relative to the compensation of all other participants. The accounts of the participants vest according to a schedule of years of service with the Bank. The Mechanics Bank acts as Trustee for the Profit Sharing Plan Trust, and the Trustee invests all the assets of the Plan in four common trust funds maintained by the Trustee. On January 1, 1998, the Plan was amended to allow any eligible employee to make voluntary contributions to the Plan, and to direct the investment of such voluntary contributions from a menu of available options. Both the profit sharing provisions and the employee contribution provisions are elements of the 401(k) Plan. The profit sharing element of the Plan is funded by the Bank. The employee contribution element of the Plan is funded by the employee.

         Comparison of First National Bank/FNB Bancorp Shareholder Return

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on First National Bank common stock and FNB Bancorp common stock with the cumulative total return of the SNL Securities Index of Pink Banks (asset size of $100 million to $500 million) and the Russell 2000 Index as of the end of each of the last five fiscal years. Effective March 15, 2002, First National Bank became the wholly owned subsidiary of FNB Bancorp. Thereafter, the common stock of FNB Bancorp has been quoted on the OTC Bulletin Board under the symbol "FNBG.OB."

         The graph assumes that $100.00 was invested on December 31, 1998 in First National Bank common stock and each index, and that all dividends were reinvested. Returns have been adjusted for any stock dividends and stock splits declared by First National Bank and FNB Bancorp. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

--------------------------------------------------------------------------------
                                   FNB BANCORP
--------------------------------------------------------------------------------

                            Total Return Performance



                               [GRAPHIC OMITTED]



                                                                     Period Ending
                                           -----------------------------------------------------------------
Index                                        12/31/99  12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
------------------------------------------------------------------------------------------------------------
FNB Bancorp                                    100.00    108.01     113.27     117.01     155.07     189.60
Russell 2000                                   100.00     96.98      99.39      79.03     116.38     137.71
SNL $100M-$500M OTC-BB & Pink Banks*           100.00     84.53      97.38     116.81     158.66     191.77

* SNL $100-$500M Pink Banks Index consists of Pink Sheet and OTC Bulletin Board-traded banks with between $100M and $500M in total assets.


SNL Financial LC
(C) 2004
Note: the foregoing graph was prepared by SNL Financial LC ("SNL") at the request of the Company for purposes of this Proxy Statement. All information provided by SNL in the graph has been gathered by SNL from sources believed by SNL to be reliable and true and accurate both in form and substance.

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and any greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         On March 15, 2002, the Company registered its common stock under
Section 12(g) of the Exchange Act, at which time the Company's directors, officers and any person who owned more than 10% of such common stock became subject to Section 16(a) of the Exchange Act.

         To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and any greater than 10% shareholders were complied with on a timely basis, with the exception of one shareholder, Mr. Thomas G. Atwood.

         Certain Relationships and Related Transactions

         Through its banking subsidiary, First National Bank, the Company has had, and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2004 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of First National Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Office of the Comptroller of the Currency.



                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Moss-Adams LLP has been recommended by the Audit Committee of the Board of Directors of the Company to serve as independent auditors for the 2005 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In this Proposal No. 2, the shareholders of the Company are being asked to ratify the appointment of Moss-Adams LLP as independent auditors of the Company, to serve for the 2005 fiscal year.

         A representative of Moss-Adams LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and the representative is expected to be available to respond to appropriate questions.



Audit Fees

         The aggregate fees billed by Grant Thornton LLP to the Company for their consent to the inclusion of the financial statements for 2001 in the 2003 Annual report were $7,500.

         The aggregate fees billed by KPMG to the Company for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2004, included in the Company's Annual Report on Form 10-K and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30, and September for the years 2003 and 2004 were $116,450 and $344,966, respectively.

All Other Fees

         Other than the fees for services described above under "Audit Fees," no fees were billed to the Company by KPMG LLP for services rendered to the Company or First National Bank of Northern California for the fiscal years ended December 31, 2003 and 2004.

         The Audit Committee of the Board of Directors of the Company has approved each professional service rendered by Grant Thornton LLP and KPMG LLP during the fiscal years 2003 and 2004, and the Audit Committee has considered whether the provision of non-audit services would be compatible with maintaining the independence of Grant Thornton LLP and KPMG LLP.

Vote Required

         Ratification of the appointment of Moss-Adams LLP as the Company's independent auditors for the 2005 fiscal year requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting.

Recommendation of Management

         The Board of Directors of the Company has approved the recommendation of the Audit Committee of the Board of Directors to appoint Moss-Adams LLP as independent auditors of the Company for the 2005 fiscal year, and recommends a vote "FOR" ratification of the appointment of Moss-Adams LLP.

                             AUDIT COMMITTEE REPORT

         The Audit Committee consists of the following members of the Company's Board of Directors: Edward J. Watson (Chairman), Neil J. Vannucci and R. Albert Roensch. Each of the members of the Audit Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Committee operates under a written charter adopted by the Board of Directors which is included in this Proxy Statement as Appendix B.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee's responsibilities include assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company's independent accountants and the outsource internal audit firm; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the outsource internal audit firm and the Board of Directors.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004, with the Company's management. The Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of KPMG LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Bank's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for the filing with the Securities and Exchange Commission.

                        Submitted by the Audit Committee:

                           Edward J. Watson, Chairman
                                Neil J. Vannucci
                                R. Albert Roensch

                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 18, 2005. The deadline for shareholders to submit proposals for inclusion in the proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders is January 31, 2006. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.




South San Francisco, California
April 20, 2005

                                   APPENDIX A
                                   ----------


                                   FNB BANCORP

                               NOMINATING CHARTER
                               ------------------



I.       Purpose

         The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II.      Board Functioning as Nominating Committee

         The Board of Directors of FNB Bancorp (the "Company") performs the functions of a nominating committee. Candidates proposed as nominees for election to the Company's Board of Directors shall be evaluated and selected by the independent members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission.

III.     Nomination Process

         1. Candidates shall be evaluated based on the criteria established by the Board of Directors which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Board of Directors may determine to be relevant. Candidates evaluated for consideration as nominees must meet with the Board of Directors.

         2. Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

         3. Each candidate may be required to complete one or more questionnaires and provide such additional information as the Board of Directors shall deem necessary or appropriate. Such information shall include a personal financial statement and a background investigation using an outside firm which shall, among other matters, include (a) verification of the accuracy of information provided by the candidate, and (b) a review of criminal history records.

         4. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Board of Directors may deem appropriate. An existing member of the Board of Directors must be nominated for re-election by a majority vote of the independent members of the Board of Directors, not counting such existing member.

IV.      Annual Nominations

         The Board of Directors shall evaluate and select nominees for election
         (a) annually prior to distribution of the Company's proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Company's bylaws.

V.       Conflicts

         Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

                                   APPENDIX B
                                   ----------


                                   FNB BANCORP

                             AUDIT COMMITTEE CHARTER
                             -----------------------



         This Audit Committee Charter has been adopted by the Board of Directors of FNB Bancorp (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.


Membership

         The audit committee will be composed of not less than three (3) members of the board of directors. They will be selected by the board of directors, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

         The committee's membership will meet the requirements of the audit committee policy of Nasdaq. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.

         No officers or employees of the Company or its subsidiaries will serve on the committee. A former officer of the Company or any of its subsidiaries may serve on the committee (even though the former officer may by receiving pension or deferred compensation payments from the Company) if, in the opinion of the board of directors, the former officer will exercise independent judgment and will significantly assist the committee to function. However, a majority of the committee will be directors who were not formerly officers of the Company or any of its subsidiaries.

         When considering relationships that might affect independence, including possible affiliate status, the board of directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by Nasdaq, which are provided to assist boards of directors in observing the spirit of Nasdaq policy.

         The board of directors shall appoint one member of the audit committee to serve as the chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the board of directors. The chairman will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the lead independent audit partner and the outsource internal audit firm.

Actions of the Committee

The committee's activities will include the following actions:

     o Oversight of the financial statements and relations with the independent auditors.
     o Instruct the independent auditors that the board of directors is the client in its capacity as the shareholders' representative.
     o Expect the independent auditors to meet with the board of directors at least annually so the board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.
     o Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis.
     o Expect financial management and the independent auditors to discuss with the audit committee:
               o Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable; and
               o Aggressiveness or conservatism of accounting principles and financial estimates.
     o    Expect the independent auditors to provide the audit committee with:
               o Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear;
               o Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used;
               o    Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate;
               o    Reasons for accepting or questioning significant estimates made by management; and
               o Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the board's behalf that require board notification but not board approval:

     o Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors and the President;
     o Review and approve the scope of the Company's annual profit and pension trust audits;
     o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the committee's activities if asked to do so by the board of directors' chairperson; and
     o Ask the President to have the outsourced internal audit firm study a particular area of interest or concern to the audit committee.

Matters requiring the committee's review and study before making a recommendation for the board of directors' action:

     o    Appointment of the independent auditors;
     o    Implementation of major accounting policy changes;
     o    SEC registration statements to be signed by the board of directors;
          and
     o The auditors' reports and financial statements prior to publication in the annual report.

Matters requiring the committee's review and study before providing summary information to the board of directors:

     o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the United States;
     o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements;
     o    Quarterly financial statement review before publication;
     o Administration of the Company's "conflict of interest" policies as may be set by the board of directors from time to time;
     o The performance of management and operating personnel under the Company's code of ethics as may be adopted by the board of directors from time to time;
     o    Gaps and exposures in insurance programs;
     o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or it subsidiaries may operate; and
     o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC rules and regulations and the rules and regulations of Nasdaq.

--------------------------------------------------------------------------------
  |
  |                               FNB BANCORP
  |
  |                  Solicited by the Board of Directors
  |                  for the Annual Meeting of Shareholders
  |                             on May 18, 2005
  |
  |     The undersigned holder of Common Stock acknowledges receipt of a copy of
  |     the Notice of Annual Meeting of Shareholders of FNB BANCORP and the
  |     accompanying Proxy Statement dated April 20, 2005, and revoking any
  |     Proxy heretofore given, hereby constitutes and appoints Thomas C.
  |     McGraw, Neil J.Vannucci and Edward J. Watson, and each of them, with
  |     full power of substitution, as attorneys and proxies to appear and vote
  |     all shares of Common Stock of FNB BANCORP, a California corporation,
  |     outstanding in the name of the undersigned which the undersigned could
  |     vote if personally present and acting at the Annual Meeting of
  |     Shareholders of FNB BANCORP, to be held at the Basque Cultural Center,
  |     599 Railroad Avenue, South San Francisco, California, on Wednesday,
  |     May 18, 2005, at 7:30 p.m. or at any adjournments thereof, upon the
  |     following items as set forth in the Notice of Meeting and Proxy
  |     Statement and to vote according to their discretion on all matters which
  |     may be properly presented for action at the meeting or any adjournments
  |     thereof. The above-named proxy holders are hereby granted discretionary
  |     authority to cumulate votes represented by the shares covered by this
  |     Proxy in the election of directors.
  |
  |     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
  |     NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE
  |     APPOINTMENT OF MOSS-ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO
  |     SERVE FOR THE 2005 FISCAL YEAR. THE PROXY, WHEN PROPERLY EXECUTED, WILL
  |     BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR"
  |     THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR"
  |     RATIFICATION OF THE APPOINTMENT OF MOSS-ADAMS LLP AS INDEPENDENT
  |     AUDITORS OF THE COMPANY TO SERVE FOR THE 2005 FISCAL YEAR.
  |
  |                (Continued and to be signed on other side)

                                  FNB BANCORP
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 2005

The Board of Directors recommends a Vote "AUTHORITY GIVEN FOR" on Proposal 1; and, FOR on Proposal 2.

                                  INSTRUCTIONS
                                  ------------

        [X]  Mark, sign and date your proxy card
        [X]  Detach your proxy card at the perforations
        [X]  Return your proxy card in the postage paid envelope provided


THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE
                         REVOKED PRIOR TO ITS EXERCISE.

                                        FOLD AND DETACH HERE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   |
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:    |
                                                                                   |
1. [ ] AUTHORITY GIVEN FOR all nine (9)           [ ] WITHHOLD AUTHORITY to vote   |
   (except as indicated to the contrary below)    for all nominees listed below.   |
                                                                                   |
INSTRUCTION: To withhold authority to vote for any individual nominee, strike      |
a line through the nominee's name in the list below:                               |
                                                                                   |
        01. Michael R. Wyman            06. Lisa Angelot                           |
        02. Thomas C. McGraw            07. Jim D. Black                           |
        03. Neil J. Vannucci            08. Anthony J. Clifford                    |
        04. Edward J. Watson            09. R. Albert Roensch                      |
        05. Daniel J. Modena                                                       |
                                                                                   |             Please Detach Here
                                                                                   |    You Must Detach This Portion of the
EXCEPTION ______________________________________________________________________   |    Proxy Card Before Returning in the
                                                                                   |             Enclosed Envelope
                                                                                   |
2. To ratify the appointment of MOSS-ADAMS    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN    |
   LLP as independent auditors of the Company                                      |
   to serve for the 2005 fiscal year.                                              |
3. In their discretion, to transact such                                           |
   other business as may properly come                                             |
   before the meeting.                                                             |
                                                                                   |
                                                                                   |
                                                   Authorized Signature(s)         |
                                                                                   |
                                            ____________________________________   |
                                                                                   |
                                            ____________________________________   |
                                                                                   |
                                            Date:  ________________, 2005          |
                                                                                   |
                                            Please please give date and sign       |
                                            exactly as your name(s) appears.       |
                                            When signing as attorney, executor,    |
                                            administrator, trustee, or guardian,   |
                                            please give full title. If more than   |
                                            one trustee, all should sign. All      |
                                            joint owners should sign. WHETHER OR   |
                                            NOT YOU PLAN TO ATTEND THIS MEETING,   |
                                            PLEASE SIGN AND RETURN THIS PROXY AS   |
                                            PROMPTLY AS POSSIBLE IN THE ENCLOSED   |
                                            POSTAGE-PAID ENVELOPE.                 |
                                                                                   |
                                            I/we do __ or do not __ expect to      |
                                            attend this meeting.                   |
                                                                                   |